LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

COLLECTION PERIOD:        APRIL 1-30, 2003                            PAYMENT DATE:    MAY 15 2003
DETERMINATION DATE:       MAY 09 2003                                 REPORT BRANCH:   2021

------------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                  TOTAL        CLASS A-1      CLASS A-2        CLASS A-3       CLASS A-4        CLASS A        CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Class Percentages                100.00%         14.20%         30.00%           23.20%         29.60%          97.00%         3.00%
Original Pool Balance     250,000,000.00  35,500,000.00  75,000,000.00    58,000,000.00  74,000,000.00  242,500,000.00  7,500,000.00
Note Balance Total        250,000,000.00  35,500,000.00  75,000,000.00    58,000,000.00  74,000,000.00  242,500,000.00  7,500,000.00
Number of Contracts               14,337
Class Pass Through Rates                         1.840%         2.470%           3.175%         3.983%                        8.500%
Senior Strip                    0.25000%
Servicing Fee Rate              2.20000%
Indenture Trustee Fee           0.00350%
Custodian Fee                   0.02100%
Backup Servicer Fee             0.02150%
Insurance Premium Fee           0.35000%

Initial Weighted Average
     APR                       14.78400%
Initial Weighted Average
     Monthly Dealer
     Participation Fee Rate     0.00000%
Initial Weighted Average
     Adjusted APR (net of
     Monthly Dealer
     Participation) of
     Remaining Portfolio       14.78400%
Initial Weighted Average
     Remaining Term                64.00
Initial Weighted Average
     Original Term                 67.00
------------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
     BALANCES                 TOTAL        CLASS A-1      CLASS A-2        CLASS A-3       CLASS A-4        CLASS A        CLASS B
------------------------------------------------------------------------------------------------------------------------------------
BOP:
Total Pool Balance        203,455,531.75           0.00  65,351,865.80    58,000,000.00  74,000,000.00  197,351,865.80  6,103,665.95
Total Note Balance        203,919,922.79           0.00  65,351,865.80    58,000,000.00  74,000,000.00  197,351,865.80  6,568,056.99

EOP:
Class Percentages                100.00%                                                                        97.00%         3.00%
Number of Current Month
     Closed Contracts                242
Number of Reopened Loans               0
Number of Contracts - EOP         12,459
Total Pool Balance - EOP  197,107,336.95           0.00  59,194,116.84    58,000,000.00  74,000,000.00  191,194,116.84  5,913,220.11
Total Note Balance - EOP  197,646,319.37           0.00  59,194,116.84    58,000,000.00  74,000,000.00  191,194,116.84  6,452,202.53

Class Collateral Pool Factors 0.79058528     0.00000000     0.78925489       1.00000000     1.00000000                    0.86029367

Weighted Average APR of
     Remaining Portfolio       14.77384%
Weighted Average Monthly
     Dealer Participation
     Fee Rate                   0.00000%
Weighted Average Adjusted
     APR (net of Monthly
     Dealer Participation)
     of Remaining Portfolio    14.77384%
Weighted Average
     Remaining Term                56.20
Weighted Average
     Original Term                 66.76

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                          CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------
Monthly Payments:
     Principal                                                2,499,144.31
     Interest                                                 2,281,004.05
Early Payoffs:
     Principal Collected                                      2,647,604.37
     Early Payoff Excess Servicing Compensation                     353.63
     Early Payoff Principal Net of Rule of 78s Adj.           2,647,250.74              166
     Interest                                                    32,703.07
Liquidated Receivable:
     Principal Collected                                         59,194.51
     Liquidated Receivable Excess Servicing Compensation              0.00
     Liquidated Receivable Principal Net of Rule of 78s Adj.     59,194.51               76
     Interest                                                      (929.10)
Cram Down Loss:
     Principal                                                        0.00
Purchase Amount:
     Principal                                                        0.00                0
     Interest                                                         0.00
                          Total Principal                     5,205,589.56
                          Total Interest                      2,312,778.02
                          Total Principal and Interest        7,518,367.58
Recoveries                                                      475,598.47
Excess Servicing Compensation                                       353.63
Late Fees & Miscellaneous Fees                                   32,688.54
Collection Account Customer Cash                              8,027,008.22
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                              5,870.79
Servicer Simple Interest Shortfall or (Excess)                  136,980.96
Simple Interest Excess to Spread Account                              0.00
Available Funds                                               8,169,859.97

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     SHORTFALL / DRAW
DISTRIBUTION                                                                   DISTRIBUTION AMOUNT   DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   8,169,859.97
Monthly Dealer Participation Fee                                      0.00         8,169,859.97           0.00
Prior Unpaid Dealer Participation Fee                                 0.00         8,169,859.97
Servicing Fees:
     Current Month Servicing Fee                                373,001.81
     Prior Period Unpaid Servicing Fee                                0.00
     Late Fees & Miscellaneous Fees                              32,688.54
     Excess Servicing Compensation                                  353.63
     Total Servicing Fees:                                      406,043.98         7,763,815.99           0.00
Senior Strip:                                                    42,386.57         7,721,429.42           0.00
Indenture Trustee Fee                                               594.77         7,720,834.65           0.00
Custodian Fee                                                     3,560.47         7,717,274.18           0.00
Backup Servicer Fee                                               3,645.24         7,713,628.94           0.00
Prior Unpaid Indenture Trustee Fee                                    0.00         7,713,628.94           0.00
Prior Unpaid Custodian Fee                                            0.00         7,713,628.94           0.00
Prior Unpaid Backup Servicing Fee                                     0.00         7,713,628.94           0.00
------------------------------------------------------------------------------------------------------------------------------------

                                     2 of 6

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                      DISTRIBUTION AMOUNT        DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:  Current Month                          0.00           7,713,628.94                 0.00
                          Prior Carryover Shortfall              0.00           7,713,628.94
Class A-2 Note Interest:  Current Month                    134,515.92           7,579,113.02                 0.00
                          Prior Carryover Shortfall              0.00           7,579,113.02
Class A-3 Note Interest:  Current Month                    153,458.33           7,425,654.69                 0.00
                          Prior Carryover Shortfall              0.00           7,425,654.69
Class A-4 Note Interest:  Current Month                    245,618.33           7,180,036.36                 0.00
                          Prior Carryover Shortfall              0.00           7,180,036.36
Class A-1 Note Principal: Current Month                          0.00           7,180,036.36                 0.00
                          Prior Carryover Shortfall              0.00           7,180,036.36
Class A-2 Note Principal: Current Month                  6,157,748.96           1,022,287.40                 0.00
                          Prior Carryover Shortfall              0.00           1,022,287.40
Class A-3 Note Principal: Current Month                          0.00           1,022,287.40                 0.00
                          Prior Carryover Shortfall              0.00           1,022,287.40
Class A-4 Note Principal: Current Month                          0.00           1,022,287.40                 0.00
                          Prior Carryover Shortfall              0.00           1,022,287.40
Certificate Insurer:      Premium                           55,764.95             966,522.45                 0.00
                          Reimbursement Obligations              0.00             966,522.45
Expenses:                 Trust Collateral Agent                 0.00             966,522.45                 0.00
                          Indenture Trustee                      0.00             966,522.45                 0.00
                          Custodian                              0.00             966,522.45                 0.00
                          Backup Servicer                        0.00             966,522.45                 0.00
Senior Strip Allocation                                          0.00             966,522.45
Class B Note Interest:    Current Month                     46,523.74             962,385.28                 0.00
                          Prior Carryover Shortfall              0.00             962,385.28
Distribution to the Class B Reserve Account                 42,386.57             919,998.71
Distribution (from) the Class B Reserve Account                  0.00             919,998.71
Distribution to (from) the Spread Account                  919,998.71                   0.00

------------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
------------------------------------------------------------------------------------------------------------------------------------

Liquidated Receivables:
     BOP Liquidated Receivable Principal Balance         1,201,799.75
     Liquidation Principal Proceeds                         59,194.51
     Principal Loss                                      1,142,605.24
     Prior Month Cumulative Principal Loss LTD           7,247,239.66
     Cumulative Principal Loss LTD                       8,389,844.90

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      % OF TOTAL
DELINQUENCY STATUS:         # OF CONTRACTS                  AMOUNT                   POOL BALANCE
Current                           8,911                139,466,396.39                    70.76%
1-29 Days                         3,293                 53,299,407.13                    27.04%
30-59 Days                          138                  2,336,503.06                     1.19%
60-89 Days                           61                  1,035,653.24                     0.53%
90-119 Days                          34                    609,513.77                     0.31%
120 Days or More                     22                    359,863.36                     0.18%
Total                            12,459                197,107,336.95                   100.00%

TRIGGER ANALYSIS:
(SEE PAGE 5 OF 5 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                            Trigger        Trigger    Event of Default    Event of
                          Current Month    Threshold        Event        Threshold        Default
Average Delinquency Ratio   1.41023%         8.00%           NO            10.00%            NO
Cumulative Default Rate       3.84%          7.91%           NO            9.74%             NO
Cumulative Loss Rate          2.00%          3.96%           NO            4.87%             NO

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
REPOSSESSION STATISTICS:
                         CERTIFICATE INVENTORY                                                  RECOVERY INVENTORY
                             # OF CONTRACTS          AMOUNT *                                     # OF CONTRACTS         AMOUNT *
    Prior Month Inventory          56              975,195.66              Prior Month Inventory        15              267,980.93
      Current Month Repos          60            1,043,815.16                Current Month Repos        55              936,465.16
Repos Actually Liquidated          46              792,231.29       Repos from Trust Liquidation         2               35,781.33
         Repos Liquidated                                              Repos Actually Liquidated        59            1,020,741.12
           at 60+ or 150+           2               35,781.33
            Dealer Payoff           0                    0.00                      Dealer Payoff         0                    0.00
         Redeemed / Cured           1               15,712.42                   Redeemed / Cured         0                    0.00
          Purchased Repos           0                    0.00                    Purchased Repos         0                    0.00
  Current Month Inventory          67            1,175,285.78            Current Month Inventory        13              219,486.30

* The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE STATISTICS:
                            # OF CONTRACTS          AMOUNT
Current Month Balance              76            1,201,799.75
Cumulative Balance                586            9,267,065.74
Current Month Proceeds                              58,265.41
Cumulative Proceeds                                873,119.10
Current Month Recoveries                           475,598.47
Cumulative Recoveries                            3,389,811.12

                                         RECEIVABLES LIQUIDATED AT 150 OR
                                         MORE DAYS DELINQUENT, 60 OR MORE
                                         DAYS PAST THE DATE AVAILABLE FOR                 CUMULATIVE RECEIVABLES
                                         SALE AND BY ELECTION:                            LIQUIDATED AT 150+ AND 60+:

                                               Balance            Units                    Balance            Units
Prior Month                                   16,597.10             1                     61,642.78            4.00
Current Trust Liquidation Balance             35,781.33             2                     35,781.33            2.00
Current Monthly Principal Payments                 0.00
Reopened Loan Due to NSF                      13,270.93             1
Current Repurchases                                0.00             0
Current Recovery Sale Proceeds                     0.00             0
Deficiency Balance of Sold Vehicles                0.00
EOP                                           65,649.36             4                     97,424.11            6.00

SPREAD ACCOUNT RECONCILIATION
                                                        REQUISITE AMOUNT:  15,768,586.96
Total Deposit                              3,750,000.00
BOP Balance                               14,233,919.08
Remaining Distribution Amount                919,998.71
Simple Interest Excess to Spread Account              -
Investment Income                             12,252.01
Current Month Draw                                    -
EOP Balance Prior to Distribution         15,166,169.80

Current Spread Account Release Amount                 -

EOP Balance                               15,166,169.80

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
CLASS B RESERVE ACCOUNT RECONCILIATION
                                                                               SPECIFIED
                                                                         CLASS B RESERVE
                                                                                BALANCE:  2,217,457.54
Total Deposit                                             2,812,500.00
BOP Balance                                               2,288,874.73
Excess Due Class B Reserve
     From Spread Account                                             -
Senior Strip                                                 42,386.57
Investment Income                                             2,050.70
Current Month Draw                                                   -
EOP Balance Prior to Distribution                         2,333,312.00

Class B Reserve Account Release Amount                      115,854.46

EOP Balance                                               2,217,457.54

     Class B Principal Payment Amount                       115,854.46

     Distribution to Certificateholder                               -

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

------------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE LOSS:                                         CUMULATIVE GROSS DEFAULT:
------------------------------------------------------------------------------------------------------------------------------------
      UP TO MONTH     TRIGGER EVENT      EVENT OF DEFAULT       UP TO MONTH       TRIGGER EVENT      EVENT OF DEFAULT
            3             1.53%               1.95%                  3                 3.06%               3.90%
            6             2.76%               3.50%                  6                 5.53%               7.00%
            9             3.96%               4.87%                  9                 7.91%               9.74%
           12             5.22%               5.97%                 12                10.45%              11.94%
           15             6.12%               7.04%                 15                12.24%              14.08%
           18             6.64%               7.85%                 18                13.28%              15.70%
           21             7.17%               8.55%                 21                14.33%              17.10%
           24             7.65%               9.14%                 24                15.30%              18.27%
           27             8.10%               9.58%                 27                16.19%              19.17%
           30             8.47%               9.98%                 30                16.94%              19.97%
           33             8.77%              10.32%                 33                17.54%              20.64%
           36             9.03%              10.69%                 36                18.05%              21.37%
           39             9.22%              10.87%                 39                18.44%              21.74%
           42             9.36%              11.06%                 42                18.73%              22.12%
           45             9.47%              11.17%                 45                18.95%              22.34%
           48             9.59%              11.28%                 48                19.18%              22.56%
           51             9.63%              11.32%                 51                19.26%              22.63%
           54             9.66%              11.39%                 54                19.33%              22.78%
           57             9.70%              11.42%                 57                19.40%              22.85%
           60             9.70%              11.42%                 60                19.40%              22.85%
           63             9.70%              11.42%                 63                19.40%              22.85%
           66             9.70%              11.42%                 66                19.40%              22.85%
           69             9.70%              11.42%                 69                19.40%              22.85%
           72             9.70%              11.42%                 72                19.40%              22.85%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:          TRIGGER EVENT       EVENT OF DEFAULT
--------------------------------------------------------------------------
As of any Determination Date             8.00%               10.00%
--------------------------------------------------------------------------

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of April 30, 2003 and were performed in conformity with the Sale and Servicing Agreement dated August 1, 2002.


/s/ Marie E. Persichetti
------------------------------------------
Marie E. Persichetti
Vice President and Treasurer


/s/ Maureen E. Morley
------------------------------------------
Maureen E. Morley
Vice President and Controller